EXHIBIT 24.1


                                POWER OF ATTORNEY

      WHEREAS, Telescan, Inc. (the "Company") proposes to file a registration statement (the "Registration Statement") and amendments thereto under the Securities Act of 1933, as amended, and any other applicable federal or state law with respect to the resale of shares of Convertible Preferred Stock and the underlying common stock of the Company;

      NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of the Company hereby constitutes and appoints David L. Brown and Roger C. Wadsworth, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement under the Securities Act and any and all amendments (including, without limitation, post-effective amendments and any amendment or amendments or additional Registration Statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney as of this 12th day of June, 1998.



                                         /s/ DR. RONALD W. HART
                                         Dr. Ronald W. Hart
                                         Director

                                POWER OF ATTORNEY

      WHEREAS, Telescan, Inc. (the "Company") proposes to file a registration statement (the "Registration Statement") and amendments thereto under the Securities Act of 1933, as amended, and any other applicable federal or state law with respect to the resale of shares of Convertible Preferred Stock and the underlying common stock of the Company;

      NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of the Company hereby constitutes and appoints David L. Brown and Roger C. Wadsworth, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement under the Securities Act and any and all amendments (including, without limitation, post-effective amendments and any amendment or amendments or additional Registration Statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney as of this 12th day of June, 1998.


                                         /s/ BURT H. KEENAN
                                         Burt H. Keenan
                                         Director

                                POWER OF ATTORNEY

      WHEREAS, Telescan, Inc. (the "Company") proposes to file a registration statement (the "Registration Statement") and amendments thereto under the Securities Act of 1933, as amended, and any other applicable federal or state law with respect to the resale of shares of Convertible Preferred Stock and the underlying common stock of the Company;

      NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of the Company hereby constitutes and appoints David L. Brown and Roger C. Wadsworth, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement under the Securities Act and any and all amendments (including, without limitation, post-effective amendments and any amendment or amendments or additional Registration Statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney as of this 12th day of June, 1998.


                                         /s/ RUSSELL I. PILLAR
                                         Russell I. Pillar
                                         Director

                                POWER OF ATTORNEY

      WHEREAS, Telescan, Inc. (the "Company") proposes to file a registration statement (the "Registration Statement") and amendments thereto under the Securities Act of 1933, as amended, and any other applicable federal or state law with respect to the resale of shares of Convertible Preferred Stock and the underlying common stock of the Company;

      NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of the Company hereby constitutes and appoints David L. Brown and Roger C. Wadsworth, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement under the Securities Act and any and all amendments (including, without limitation, post-effective amendments and any amendment or amendments or additional Registration Statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney as of this 12th day of June, 1998.



                                         /s/ WILLIAM D. SAVOY
                                         William D. Savoy
                                         Director

                                POWER OF ATTORNEY

      WHEREAS, Telescan, Inc. (the "Company") proposes to file a registration statement (the "Registration Statement") and amendments thereto under the Securities Act of 1933, as amended, and any other applicable federal or state law with respect to the resale of shares of Convertible Preferred Stock and the underlying common stock of the Company;

      NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of the Company hereby constitutes and appoints David L. Brown and Roger C. Wadsworth, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement under the Securities Act and any and all amendments (including, without limitation, post-effective amendments and any amendment or amendments or additional Registration Statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney as of this 12th day of June, 1998.



                                         /s/ STEPHEN C. WOOD
                                         Stephen C. Wood
                                         Director